UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 27, 2006

R&G Financial Corporation

(Exact name of registrant as specified in its charter)

Puerto Rico

(State or other jurisdiction of incorporation)

001-31381	66-0532217
(Commission File Number)	(I.R.S. Employer Identification No.)

280 Jesús T. Piñero Ave.

Hato Rey, San Juan, Puerto Rico 00918

(Address of principal executive offices and zip code)

(787) 758-2424

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On December 27, 2006, R&G Financial Corporation (the “Company”) announced by press release that it has received regulatory permission from the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the Commissioner of Financial Institutions of the Commonwealth of Puerto Rico, to make dividend payments on its preferred stock and trust preferred securities that are due to be paid in both January and February of next year.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, unless otherwise expressly stated in such filing.

Item 8.01 Other Events.

The Company lists its common stock on the New York Stock Exchange (“NYSE”). The rules of the NYSE requires listed companies to annually include certain corporate governance disclosures in its proxy statements to stockholders or annual report on form 10-K. As the Company has disclosed, it is still working to complete the restated consolidated financial statements for the years ended December 31, 2002 through 2004, and, as such, it has not yet filed its Form 10-K/A for the year ended December 31, 2004 (the “2004 10-K/A”). Also as disclosed, the Company is concurrently working on its Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 10-K”) but has not yet filed such document. On September 29, 2006, the NYSE granted the Company’s request for up to a six month extension, to April 3, 2007, to file its 2005 10-K.

Because the Company did not have current audited financial statements available as discussed above, it has postponed the holding of its annual meeting of shareholders and has not filed its proxy statement with the Securities and Exchange Commission. Accordingly, the Company could not make the disclosures required to be made in those filings under Section 303A of the New York Stock Exchange Listed Company Manual as more fully discussed below. The NYSE has advised the Company that the disclosures set forth in this Current Report on Form 8-K will satisfy the requirements of Section 303A of the New York Stock Exchange Listed Company Manual.

The NYSE Listed Company Manual requires NYSE-listed companies to make certain corporate governance disclosures in their annual reports on Form 10-K and proxy statements. In particular, Section 303A of the NYSE Listed Company Manual requires companies to:

•	disclose the board’s evaluation of each director’s relationship with the company, whether the board has adopted categorical standards of independence, and its determination as to the independence of each director;

•	identify the non-management director who presides at all regularly scheduled executive sessions of the non-management members of the board of directors;

•	disclose a method by which interested parties may communicate directly with the presiding director or the non-management directors as a group;

•	disclose the availability of such company’s corporate governance guidelines, code of business conduct and ethics and charters for the board’s audit, compensation and corporate governance committees on its website and in print upon stockholder request; and

•	disclose that (i) such company’s chief executive officer and chief financial officer have filed the certifications required by Section 302 of the Sarbanes-Oxley Act with the company’s most recently filed annual report on Form 10-K, and (ii) such company’s chief executive officer has certified to the NYSE that he is not aware of any violation of the NYSE corporate governance listing standards by the company.

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The Company intends to provide the following disclosures in its 2004 10-K/A and 2005 10-K in substantially the form presented below.

Director Independence

The NYSE’s corporate governance rules (“NYSE Rules”) contain certain exemptions in their listing standards for “controlled companies,” which are companies of which more than 50% of the voting power is held by an individual, a group or another company. Víctor J. Galán, the Chairman of the Board who will continue as the Chief Executive Officer of the Company through December 31, 2006 and as a Board member thereafter, is the sole holder of the Company’s Class A Shares, and has 59.28% of the voting power of the Company as of the date of this filing. Therefore, the Company qualifies as a “controlled company.” The effect of this qualification is that, pursuant to the NYSE Rules, the Company is not required to have a majority of independent directors, or a nominating/corporate governance committee or a compensation committee composed solely of independent directors. Notwithsanding the availability of this exception, it has always been the Company’s policy that a majority of the Board should consist of independent directors. For a director to be considered independent, the Board of Directors must determine that the director does not have any direct or indirect material relationship with the Company. The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements in the NYSE Rules. The independence guidelines are set forth in Section 4 of the Company’s Corporate Governance Guidelines, which are available on the Company’s website at www.rgonline.com. In addition to applying these guidelines, the Board will consider all relevant facts and circumstances in making an independence determination.

The Board of Directors has determined that the following eight directors, who constitute a majority of the Board, satisfy the NYSE independence requirements and the Company’s independence guidelines: Laureno Carús Abarca, Ileana M. Colón-Carlo, Benigno R. Fernández, Roberto Gorbea, Eduardo McCormack, Rafael Nin, Gilberto Rivera-Arreaga and Melba Figueroa.

In addition, the Company’s Audit Committee and, even though it is not required pursuant to the NYSE controlled company exemption, the Company’s Compensation Committee, are composed solely of independent directors.

Presiding Director for Executive Sessions

The Company’s Board of Directors has designated Mr. Benigno R. Fernández as the presiding director of executive sessions of the non-management directors of the Board.

Communication with Non-Management Directors

Interested parties may communicate with any director, the non-management directors as a group or the Board of Directors by sending a letter to the Company’s Board of Directors, c/o the Company’s Secretary, R&G Financial Corporation, R-G Plaza, 280 Jesús T. Piñero Avenue, Hato Rey, San Juan, Puerto Rico 00918. The Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Secretary will forward the

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stockholder correspondence to any specific director or directors to whom the correspondence is addressed.

In addition, interested parties may communicate with the presiding director of executive sessions by sending a letter to: Benigno R. Fernández, Presiding Director, c/o the Company Secretary, R&G Financial Corporation, at the address listed above. If deemed an appropriate communication, the Secretary will forward the stockholder correspondence to Mr. Fernández.

Corporate Governance Guidelines, Code of Ethics and Audit Committee Charter

The Company’s Corporate Governance Guidelines, Code of Ethics and Audit Committee Charter are each available on the Company’s website at www.rgonline.com under the headings “Investor Relations-Governance Documents.” Copies of the Corporate Governance Guidelines, Code of Ethics and Audit Committee Charter are also available to stockholders upon request, addressed to the Company Secretary, R&G Financial Corporation, R-G Plaza, 280 Jesús T. Piñero Avenue, Hato Rey, San Juan, Puerto Rico 00918. The Company will post to its website any amendments to the Code of Ethics, or waivers to the provisions thereof for principal officers or directors.

Annual CEO Certification

The certification by the Company’s chief executive officer required under Section 303A.12(a) of the NYSE Rules was submitted to the NYSE without qualification in 2005 and has been submitted this year without qualification, together with the Company’s NYSE 303A Annual Written Affirmation.

As discussed above, the NYSE has advised that upon the filing of this Current Report on Form 8-K, the Company will be in compliance with Section 303A of the New York Stock Exchange Listed Company Manual.

Item 9.01 Financial Statements And Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not Applicable.

(d)	Exhibits.

99.1    Press Release issued on December 27, 2006 by R&G Financial Corporation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R&G FINANCIAL CORPORATION
Date: December 27, 2006
	By:	/s/ Andres I. Perez
Andres I. Perez
Chief Financial Officer

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